DC 130300v1 52142-00001
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 30, 2004
                               (January 30, 2004)




                      MIDLAND CAPITAL HOLDINGS CORPORATION
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             (Exact name of Registrant as specified in its Charter)



     DELAWARE                           1-14343                   36-4238089
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(State or other jurisdiction      (Commission File No.)      (IRS Employer
        of incorporation)                                    Identification No.)

8929 S. Harlem Avenue, Bridgeview, Illinois                           60455
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code: (708) 598-9400



                                       N/A
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          (Former Name or Former Address, if changed since last report)




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Item 7.  Financial Statements and Exhibits

          (c)  Exhibits

               99.1 Press Release dated January 30, 2004

Item 12. Disclosure of Results of Operations and Financial Condition

     On January 30, 2004, Midland Capital Holdings Corporation issued a press release announcing its second quarter earnings and declaring a regular cash dividend. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

     The information contained in this Item 12 or incorporated by reference herein (whether or not furnished pursuant to Item 12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MIDLAND CAPITAL HOLDINGS CORPORATION




Date: January 30, 2004               By:      /s/ Paul Zogas
      ----------------                        ----------------------------------
                                              Paul Zogas
                                              President, Chief Executive Officer
                                              and Chief Financial Officer





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                                  EXHIBIT INDEX




Exhibit No.                       Description
-----------                       -----------

  99.1                            Press Release dated January 30, 2004